GARTMORE MUTUAL FUNDS
                         Gartmore Millennium Growth Fund
                        Gartmore Value Opportunities Fund
                          Gartmore High Yield Bond Fund


                  Prospectus Supplement dated November 1, 2002
                      to Prospectus dated January 25, 2002

The disclosure with respect to the portfolio managers for the Gartmore High Yield Bond Fund in the "Management" section on page 19 of the above noted Prospectus is deleted and replaced with the following:

PORTFOLIO  MANAGER  -  GARTMORE  HIGH  YIELD  BOND  FUND

Effective October 18, 2002, Karen Bater is the portfolio manager of the Fund. As portfolio manager, Ms. Bater is responsible for the day-to-day management of the Fund and selection of the Fund's investments.

Ms. Bater joined GMF in May 2000, and began co-managing the Fund in January 2001. Prior to joining GMF, Ms. Bater was the senior portfolio manager for Enhanced Yield Products at First Union Bank N.A. (1996-2000) and a portfolio manager at Vestaur Securities for 13 years (1983-1996).


           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE.